Exhibit 99.1

Redwire Completes Acquisition of QinetiQ Space NV and $80 Million Financing from Bain Capital and AE Industrial Partners

$80 Million Investment from Bain Capital and AE Industrial Partners to Finance Acquisition and Support Growth Initiatives

JACKSONVILLE, Fla. November 1, 2022 – Redwire Corporation (NYSE: RDW), a leader in critical space infrastructure for the next generation space economy, announced today that the Company has completed its previously announced acquisition of Belgium-based commercial space business, QinetiQ Space NV (“Space NV”). The Company also announced today that Bain Capital and AE Industrial Partners (“AEI”) together will make an investment of $80 million in the form of equity-linked securities that will be used to finance the Space NV acquisition and to support Redwire’s growth initiatives.

The transaction expands Redwire’s portfolio through Space NV’s complementary core space infrastructure offerings including advanced payloads, small satellite technology, berthing and docking equipment and space instruments. Joining Space NV’s business with Redwire enhances the Company’s scale and innovation capabilities across numerous high-growth space areas and provides an expanded total addressable market and increased exposure to European customers, including the European Space Agency (“ESA”) and the Belgian Science Policy Office (“BELSPO”).

“We are thrilled to complete our acquisition of Space NV and close this important financing with Bain Capital and AEI,” said Peter Cannito, Chairman and Chief Executive Officer of Redwire. “This is another step toward demonstrating that Redwire is a pure play public space platform that can effectively scale through organic and inorganic growth to achieve operating leverage for the business. Space NV adds significant flight heritage, innovation, profitable topline growth, broader access to addressable markets and a significant backlog. The addition of Space NV and the growth capital from Bain Capital and AEI leave us well positioned for the future.”

As previously announced, under the terms of the agreement, Redwire paid €32 million, subject to customary working capital adjustments, to QinetiQ Group plc (“QinetiQ Group”). The Company continues to anticipate the transaction will be accretive to Redwire’s revenue, Adjusted EBITDA and free cash flow, after giving effect to the financing. The Company also continues to anticipate integrating Space NV into Redwire without disruption to either business, maintaining Space NV’s existing facilities, management and operational structures.

Bain Capital / AE Industrial Partners Investment

Bain Capital and AEI together will make an $80 million investment in the form of equity-linked securities that will be used to finance the Space NV acquisition. In addition to funding the Space NV acquisition, Redwire intends to utilize the funds provided by Bain Capital and AEI to continue capitalizing on the growing market for space infrastructure with opportunities to achieve higher revenue and profitability in 2023 and beyond. This will include:

•Investing in current capabilities to meet the significant demand by national security customers and expand Redwire’s civil and commercial offerings;
•Expanding and diversifying Redwire’s global infrastructure offerings; and
•Strengthening Redwire’s balance sheet to improve strategic flexibility and operational leverage.

“Bain Capital and AEI’s investment represents a strong vote of confidence in Redwire’s position as a leader in the commercialization of space and our strategy of providing critical infrastructure to drive growth and profitability,” said Jonathan Baliff, Chief Financial Officer of Redwire. “AEI and Bain Capital are proven leaders in the aerospace and space industry with strong track records of building great companies.”

Under the terms of the investment agreements with each of Bain Capital and AEI, they will hold, in the aggregate, $80 million of newly issued Series A Convertible Preferred Stock in Redwire, with Bain Capital holding $50 million and AEI holding $30 million. The securities will be convertible into shares of Redwire common stock at a conversion price of $3.05 per share, subject to customary anti-dilution and price protective adjustments. The initial conversion price represents a 25% premium to the trading price of Redwire’s common stock prior to the signing of the Space NV purchase agreement. The preferred stock can be converted into common stock at any time by the investors, and are subject to mandatory conversion upon thresholds related to the Company’s market capitalization and profitability metrics.

In connection with the investment, the Company will expand the size of its Board of Directors with Bain Capital appointing one member to the Board.

Additional information regarding the acquisition and financing may be found in a Form 8-K that will be filed today with the U.S. Securities and Exchange Commission.

Advisors

Jefferies LLC served as financial advisor and Kirkland & Ellis LLP served as legal advisor to Redwire. Kroll, LLC served as financial advisor and Osborne Clarke served as legal advisor to QinetiQ Group.

About Redwire

Redwire Corporation (NYSE: RDW) is a leader in space infrastructure for the next generation space economy, with valuable IP for solar power generation and in-space 3D printing and manufacturing. With decades of flight heritage combined with the agile and innovative culture of a commercial space platform, Redwire is uniquely positioned to assist its customers in solving the complex challenges of future space missions. For more information, please visit www.redwirespace.com.

Forward-Looking Statements

This press release contains “forward-looking statements” about Redwire's future expectations, plans, outlook, projections and prospects. Such forward-looking statements can be identified by the use of words such as “should,” “may,” “intends,” “anticipates,” “believes,” “estimates,” “projects,” “forecasts,” “expects,” “plans,” “proposes” and similar expressions, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Although Redwire believes that the expectations reflected in these forward-looking statements are based on reasonable assumptions, these statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements in this communication include, but are not limited to, Redwire’s acquisition of Space NV and the investments made by Bain Capital and AEI in the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the ability of the Company to integrate the completed acquisition of Space NV or a failure to realize the benefits of the Space NV acquisition and Bain Capital and AEI investments to the extent currently anticipated by us, or at all. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 and our quarterly reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements in making an investment decision or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. Forward-looking statements speak only as of the date of the document in which they are contained, and Redwire does not undertake any duty to update any forward-looking statements except as may be required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this communication.

Non-GAAP Financial Information

This press release contains financial measures that have not been prepared in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). These financial measures include Adjusted EBITDA and Free Cash Flow.

Redwire uses Adjusted EBITDA to evaluate our operating performance, generate future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. Redwire uses Free Cash Flow as a useful indicator of liquidity to evaluate our period-over-period operating cash generation that will be used to service our debt, and can be used to invest in future growth through new business development activities and/or acquisitions, among other uses. Free Cash Flow does not represent the total increase or decrease in our cash balance, and it should not be inferred that the entire amount of free cash flow is available for discretionary expenditures, since we have mandatory debt service requirements and other non-discretionary expenditures that are not deducted from this measure.

These Non-GAAP financial measures are used to supplement the financial information presented on a U.S. GAAP basis and should not be considered in isolation or as a substitute for the relevant U.S. GAAP measures and should be read in conjunction with information presented on a U.S. GAAP basis. Because not all companies use identical calculations, our presentation of Non-GAAP measures may not be comparable to other similarly titled measures of other companies.

Adjusted EBITDA is defined as net income (loss) adjusted for interest expense (income), income tax (benefit) expense, depreciation and amortization, impairment expense, acquisition deal costs, acquisition integration costs, acquisition earnout costs, purchase accounting fair value adjustment related to deferred revenue, severance costs, capital market and advisory fees, write-off of long-lived assets, equity-based compensation, committed equity facility transaction costs, and warrant liability fair value adjustments. Free Cash Flow is computed as net cash provided by (used in) operating activities less capital expenditures.

CONTACTS:

Media Contact:
Tere Riley
Tere.Riley@redwirespace.com
321-831-0134

Investors:
investorrelations@redwirespace.com
904-425-1431